UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 25, 2011

POWER SOLUTIONS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52213	33-0963637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

655 Wheat Lane, Wood Dale, IL	60191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As discussed in Item 7.01 below, on August 26, 2011, Power Solutions International, Inc., a Nevada corporation, merged with and into its wholly owned subsidiary, Power Solutions International, Inc., a Delaware corporation, and Power Solutions International, Inc., a Delaware corporation, continued as the surviving entity of the merger. Unless the context otherwise requires, “the Company” and similar expressions used in this Current Report on Form 8-K refer to Power Solutions International, Inc., a Nevada corporation, prior to the consummation of the migratory merger, and Power Solutions International, Inc., a Delaware corporation, as the surviving corporation of the migratory merger, following the consummation of the migratory merger.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Following the consummation of the migratory merger, the certificate of incorporation and bylaws of the Delaware corporation that was newly-created as a wholly owned subsidiary of the Company became the certificate of incorporation and bylaws for the surviving entity in the migratory merger. As a result of differences between the Nevada Revised Statutes and the General Corporation Law of the State of Delaware, as well as differences between the Company’s articles of incorporation and bylaws prior to the consummation of the migratory merger, on the one hand, and the Company’s certificate of incorporation and bylaws as the surviving entity in the migratory merger, on the other hand, the migratory merger effected changes in the rights of the Company’s stockholders. Summarized below are material rights of the Company’s stockholders (including significant differences thereof) prior to and after giving effect to the migratory merger resulting from the differences between Nevada and Delaware corporate law, the Company’s articles of incorporation and bylaws prior to the consummation of the migratory merger and the Company’s certificate of incorporation and bylaws as the surviving entity in the migratory merger.

The Company filed a definitive proxy statement with the SEC on August 15, 2011 for the purpose of submitting to the Company’s shareholders the approval of the migratory merger (including the reverse split of the Company’s common stock effected thereby). The Company’s definitive proxy statement also proposed that the Company’s shareholders approve proposals to amend the Company’s articles of incorporation prior to the migratory merger to be consistent with material provisions of the Company’s current certificate of incorporation as the surviving entity in the migratory merger that differed materially from provisions addressing substantially similar matters in the Company’s articles of incorporation prior to the migratory merger. All of the proposals were approved by the Company’s shareholders at a special meeting of the Company’s shareholders on August 25, 2011, as described in Item 5.07 below. Because the certificate of incorporation and bylaws of the Delaware corporation that was newly-created as a wholly owned subsidiary of the Company became the certificate of incorporation and bylaws for the Company as the surviving entity in the migratory merger, the amendments to the articles of incorporation of the Company prior to the migratory merger were in place only for a short time prior to the consummation of the migratory merger on August 26, 2011.

The chart below describes the provisions of the Company’s articles of incorporation prior to the migratory merger that were amended, upon the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011, both as such provisions existed without giving effect to the amendments contemplated by the Company’s proxy statement and as such provisions were in effect following the filing of the certificate of amendment. For the purposes of the chart, Power Solutions International, Inc., a Nevada corporation, is referred to as “PSI Nevada,” Power Solutions International, Inc., a Delaware corporation, is referred to as “PSI Delaware,” the Company’s articles of incorporation and bylaws prior to the consummation of the migratory merger are referred to as the “Nevada Articles” and the “Nevada Bylaws,” respectively, and the Company’s certificate of incorporation and bylaws following the consummation of the migratory merger are referred to as the “Delaware Certificate” and the “Delaware Bylaws,” respectively.

Provision	Nevada Law	Delaware Law

ELECTIONS; VOTING; PROCEDURAL MATTERS

Number of Directors

Nevada law provides that a corporation must have at least one director and may provide in its articles of incorporation or bylaws for a fixed or variable number of directors, and for the manner in which the number of directors may be increased or decreased.

The Nevada Articles provided that the board of directors of PSI Nevada would consist of not more than 15 persons nor less than one person, as determined from time to time by a vote of a majority of the board of directors of PSI Nevada; provided that the number of directors would not be reduced so as to reduce the term of any director at the time in office.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Certificate provides that the board of directors of PSI Delaware will consist of not less than five nor more than 11 directors. The exact number of directors is determined in the same manner provided by the Nevada Articles.

Classified Board of Directors

Nevada law permits corporations to classify their boards of directors. At least 1/4 of the total number of directors of a Nevada corporation must be elected annually.

The Nevada Articles provided that the board of directors of PSI Nevada was divided into three classes, with the term of office of one class expiring each year. We received shareholder approval to amend this provision of the Nevada Articles on August 25, 2011, to declassify the board of directors of PSI Nevada. This amendment was effective following the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011. Following the amendment to this provision of the Nevada Articles, this provision was consistent with the comparable provision of the Delaware Certificate.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law, except that under Delaware law the board of directors may be divided into a maximum of three classes of directors, such that at least 1/3 of the total number of directors of a Delaware corporation must be elected annually.

The board of directors of PSI Delaware does not have a classified structure, consistent with the structure of the board of directors of PSI Nevada after the amendment to the comparable provision of the Nevada Articles.

Provision	Nevada Law	Delaware Law

Removal of Directors

Under Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than 2/3 of the voting power of a corporation’s issued and outstanding stock. Nevada law does not distinguish between removal of directors with or without cause.

We received shareholder approval to amend this provision of the Nevada Articles on August 25, 2011, to provide that any director or the entire board of directors of PSI Nevada could be removed, with or without cause, by 2/3 of the total voting power of the outstanding capital stock of PSI Nevada. This amendment was effective following the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011. Following the amendment to this provision of the Nevada Articles, this provision was consistent with the comparable provision of the Delaware Certificate, except that the threshold for removal of directors from the board of directors under the Delaware Certificate is only a majority of the total voting power of the outstanding capital stock of PSI Delaware entitled to vote generally in the election of directors.

Under Delaware law, directors of a corporation without a classified board may be removed with or without cause, by the holders of only a majority of the shares then entitled to vote (in contrast to Nevada’s 2/3 requirement).

The Delaware Certificate provides that directors may be removed, with or without cause, by the holders of at least a majority of the votes regularly entitled to vote at an election of directors. This provision is consistent with the Nevada Articles after the amendment to the comparable provision of the Nevada Articles, except that the threshold for removal of directors from the board of directors under the Delaware Certificate is less than the 2/3 threshold required by the Nevada Articles.

Board Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the board of directors or of a committee thereof may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board or committee.

The Nevada Bylaws provided that unless otherwise restricted by the Nevada Articles, any action required or permitted to be taken at any meeting of the board of directors of PSI Nevada, or of any committee thereof, could be taken without a meeting if all members of the board of directors or committee consent thereto in writing or by electronic transmission. The Nevada Articles did not restrict the ability of the board of directors of PSI Nevada to act by written consent.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Bylaws contain substantially the same provision as the Nevada Bylaws regarding board action by written consent. The Delaware Certificate does not restrict the ability of the board of directors of PSI Delaware to act by written consent.

Provision	Nevada Law	Delaware Law

Vacancies

Under Nevada law, all vacancies on the board of directors of a Nevada corporation may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. Unless otherwise provided in the articles of incorporation, the board may fill the vacancies caused by resignation for the remainder of the term of office of the resigning director or directors. Unless otherwise provided in the articles of incorporation or bylaws, directors chosen to fill any other vacancies will hold office until a successor is elected and qualified, or until the director resigns or is removed.

We received shareholder approval to amend this provision of the Nevada Articles on August 25, 2011, to provide that vacancies on the board of directors of PSI Nevada could be filled by, in addition to a majority of the directors of PSI Nevada, the shareholders of PSI Nevada, and that any vacancies on the board of directors of PSI Nevada resulting from the removal of a director by the shareholders of PSI Nevada may only be filled by the shareholders of PSI Nevada. This amendment was effective following the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011. Following the amendment to this provision of the Nevada Articles, this provision was consistent with the comparable provision of the Delaware Certificate.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Certificate provides that vacancies on the board of directors of PSI Delaware and newly-created directorships may be filled by the board of directors or the shareholders; provided, however, that any vacancy resulting from the removal of a director by the shareholders may only be filled by the shareholders. This provision is consistent with the Nevada Articles after the amendment to the comparable provision of the Nevada Articles.

Special Meetings of Shareholders

Nevada law provides that unless otherwise provided in a corporation’s articles of incorporation or bylaws, the entire board of directors, any two directors, or the president of the corporation may call a special meeting of the shareholders.

The Nevada Bylaws provided that special meetings of the shareholders of PSI Nevada could be called and conducted, upon not less than 10 nor more than 60 days notice, only by the board of directors of PSI Nevada pursuant to a resolution approved by a majority of the board of directors or at the request in writing of shareholders owning at least 50% of the entire capital stock of PSI Nevada issued and outstanding and entitled to vote (which threshold can be increased or decreased by the board of directors, without obtaining the approval of the shareholders of PSI Nevada, by amending the Nevada Bylaws), and the business transacted at any special meeting will be limited to the purposes stated in the notice.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law, except that only the board of directors is given the default right to call a special meeting.

The Delaware Certificate provides that special meetings of the stockholders of PSI Delaware may be called, upon not less than 10 nor more than 60 days’ written notice, only (1) by the chairman of the board of directors, (2) by the chief executive officer, (3) by the board of directors pursuant to a resolution approved by a majority of the board of directors, or (4) at the request in writing of stockholders owning at least 20% of the entire capital stock of PSI Delaware issued and outstanding and entitled to vote, and the Delaware Bylaws provide that business transacted at a special meeting will be limited to the purposes stated in the written notice.

Provision	Nevada Law	Delaware Law

Failure to Hold an Annual Meeting

Nevada law provides that if a corporation fails to hold an annual meeting to elect directors within 18 months after the last election, a Nevada district court may order an election upon the petition of one or more shareholders holding 15% of the corporation’s voting power.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law, except that there are different requirements for the waiting period and for who may petition the court. Delaware law provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the last election of directors, a director or any shareholder (not just a shareholder or group of shareholders holding more than 15% of the corporation’s voting power) of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

Voting Provisions

Under Nevada law, unless otherwise provided by the articles of incorporation or bylaws: (1) a majority of the voting power present in person or by proxy generally constitutes a quorum at a meeting of shareholders; (2) generally, action by the shareholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action; (3) directors are generally elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on election of directors; (4) where a separate vote by a class or series is required, a majority of the voting power of the class or series that is present or represented by proxy generally constitutes a quorum; and (5) generally, an act by the shareholders of each class or series is approved if a majority of the voting power of a quorum of the class or series votes for the action.

The Nevada Articles and Nevada Bylaws did not depart from the default provisions of Nevada law.

Pursuant to the certificate of designation for the preferred stock, except as otherwise required by applicable law and in addition to any voting rights provided by law, the holders of outstanding shares of the preferred stock of PSI Nevada were entitled to vote together with the holders of the common stock of PSI Nevada, had other rights specified in the Nevada Articles or as provided by Nevada law, and were entitled to receive notice of any shareholders’ meeting.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law, except that under Delaware law: (1) in no event may a quorum consist of less than 1/3 of the shares entitled to vote at a meeting; (2) where a separate vote by a class or series is required, a quorum may consist of no less than 1/3 of the shares of such class or series; and (3) unless otherwise provided in the certificate of incorporation or bylaws, action by the shareholders on a matter other than the election of directors is approved only if a majority of the shares present at the meeting in person or by proxy vote in favor of the action (and not merely if the votes cast in favor of the action exceeds the number of votes cast in opposition to the action).

The Delaware Certificate and Delaware Bylaws do not depart from the default provisions of Delaware law.

Following the consummation of the migratory merger, no shares of preferred stock are outstanding.

Provision	Nevada Law	Delaware Law

Each share of the preferred stock of PSI Nevada entitled the holder thereof to cast one vote for each whole vote that such holder would have been entitled to cast had such share of preferred stock been converted into shares of the common stock of PSI Nevada as of the date immediately prior to the record date for determining the shareholders of PSI Nevada eligible to vote on any such matter, subject to the limitations on conversion set forth in the certificate of designation.

Shareholder Action by Written Consent

Nevada law provides that, unless the articles of incorporation or bylaws provide otherwise, any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.

The Nevada Articles provided that no action required to be taken or which could be taken at any annual meeting of the shareholders of PSI Nevada could be taken without a meeting, and the power of shareholders to consent in writing, without a meeting, was specifically denied. We received shareholder approval to amend this provision of the Nevada Articles on August 25, 2011, to permit the holders of shares of the capital stock of PSI Nevada having a majority of the total votes represented by the outstanding shares of the capital stock of PSI Nevada to act by written consent. This amendment was effective following the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011. Following the amendment to this provision of the Nevada Articles, this provision was consistent with the comparable provision of the Delaware Certificate.

The comparable provision of Delaware is substantially the same as the described provision of Nevada law, except that in addition, Delaware law requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those shareholders that did not consent in writing.

The Delaware Certificate provides that any corporate action required or permitted to be taken at any annual or special meeting of shareholders may be taken by written consent of the holders of shares of capital stock of PSI Delaware having a majority of the total votes represented by the outstanding capital stock of PSI Delaware, in lieu of a meeting. This provision is consistent with the comparable provision of the Nevada Articles after the amendment to the comparable provision of the Nevada Articles.

Provision	Nevada Law	Delaware Law

Shareholder Vote for Merges and Other Corporate Reorganizations

Unless otherwise provided in the articles of incorporation, Nevada law requires authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. So long as the surviving corporation is organized in Nevada, Nevada law does not generally require a shareholder vote of the surviving corporation if: (a) the existing articles of incorporation are not amended; (b) each share of stock of the surviving corporation outstanding immediately before the merger is identical after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of new voting shares issued as a result of the merger will not exceed the total number of voting shares of the surviving corporation outstanding immediately before the merger by more than 20%; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger will not exceed the total number of participating shares outstanding immediately before the merger by more than twenty percent.

The Nevada Articles did not contain any provisions that departed from the default provision of Nevada law.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law, except there is no distinction between voting shares and participating shares under Delaware law. Delaware law does not require a shareholder vote of the surviving corporation if either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or if the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

Cumulative Voting

Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures are followed.

There was no provision granting cumulative voting rights in the election of the directors of PSI Nevada in the Nevada Articles or Nevada Bylaws.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

Like the Nevada Articles, the Delaware Certificate does not have a provision granting cumulative voting rights in the election of the directors of PSI Delaware.

Provision	Nevada Law	Delaware Law

INDEMNIFICATION OF OFFICERS AND DIRECTORS AND ADVANCEMENT OF EXPENSES; LIMITATION ON PERSONAL LIABILITY

Indemnification

Under Nevada law, a corporation may indemnify current and former directors and officers against expenses incurred in any action brought against those persons as a result of their role with the corporation, if those persons meet a minimum standard of conduct and certain other requirements are satisfied. A director or officer who is successful in defense of any proceeding subject to the Nevada corporate statutes’ indemnification provisions must be indemnified by the corporation for reasonable expenses incurred in connection therewith, including attorneys’ fees.

The Nevada Bylaws provided that PSI Nevada would, to the maximum extent and in the manner permitted by Nevada law, indemnify each of the directors and officers of PSI Nevada against expenses (including attorneys’ fees), judgments, fines, settlements, and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was the agent of PSI Nevada.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Certificate provides that PSI Delaware will indemnify its directors and executive officers to the fullest extent permitted by Delaware law, subject to the standards set forth in the Delaware Certificate.

Advancement of Expenses

Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation.

The Nevada Bylaws provided that we would pay expenses incurred by an individual selected for indemnification by the board of directors of PSI Nevada in defending a civil or criminal action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such individual to repay such amount if it is ultimately determined by a court of competent jurisdiction that such individual is not entitled to be indemnified by PSI Nevada.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Certificate includes a provision regarding advancement of expenses that is substantially the same as the comparable provision of the Nevada Bylaws.

Provision	Nevada Law	Delaware Law

Limitation on Personal Liability of Directors

Under Nevada law, neither a director nor an officer of a Nevada corporation can be held personally liable to the corporation, its shareholders or its creditors unless the director or officer committed both a breach of fiduciary duty and such breach was accompanied by intentional misconduct, fraud or knowing violation of law. Nevada does not exclude breaches of the duty of loyalty or instances where the director has received an improper personal benefit.

The Nevada Articles provided for elimination of director liability to the fullest extent permitted by Nevada law. In addition, the Nevada Articles provided that any repeal or modification by the shareholders of the provision of the Nevada Articles limiting the personal liability of directors will not adversely affect any right or protection of any director existing at the time of such repeal or modification.

Delaware law does not statutorily limit the personal liability of a director, but does permit a corporation to adopt provisions in its certificate of incorporation that limit or eliminate the liability of a director in substantially the same manner as Nevada law, except that a corporation may not limit the liability of a director for actions involving a breach of the duty of loyalty or improper personal benefit.

The Delaware Certificate provides for substantially the same limitations on director liability as the Nevada Articles, except that director liability is limited to the fullest extent permitted by Delaware law, and the Delaware Certificate provides that if an amendment is made to Delaware law, liability is limited to the fullest extent permitted by the amended Delaware law.

DIVIDENDS

Declaration and Payment of Dividends

Under Nevada law, a corporation may make distributions to its shareholders, including by the payment of dividends, provided that, after giving effect to the distribution, the corporation would be able to pay its debts as they become due and the corporation’s total assets would not be less than the sum of its total liabilities plus any amount needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights of shareholders whose rights are superior to those receiving the distribution.

The Nevada Bylaws provided that dividends upon the capital stock of PSI Nevada, subject to the relevant provisions of the Nevada Articles and Nevada law, if any, may be declared by the board of directors of PSI Nevada at any regular or special meeting thereof, pursuant to law, out of funds legally available therefor.

Pursuant to the certificate of designation for the preferred stock of PSI Nevada, if dividends were declared or paid with respect to the common stock of PSI Nevada, each holder of shares of the preferred stock of PSI Nevada would have been entitled to receive as dividends an amount equal to the amount of the dividends that such holder would have received had such shares of preferred stock been converted into common stock as of the date immediately prior to the record date of such dividend on the common stock of PSI Nevada.

The comparable provision of Delaware law is significantly different than the described provision of Nevada law. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, only out of surplus (defined as the excess of a corporation’s net assets over the aggregate par value of such corporation’s issued stock), or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, and only if the amount of capital of the corporation is greater than or equal to the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. A corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation. A repurchase or redemption would impair the capital of a corporation if the funds used for such repurchase or redemption would exceed the amount of such corporation’s surplus.

The Delaware Bylaws provide for substantially the same rights regarding dividends as the Nevada Bylaws, which rights are subject to provisions of the Delaware Certificate and Delaware law as described above. The Delaware Certificate contains no restrictions on dividends.

Provision	Nevada Law	Delaware Law

If the shares of the preferred stock of PSI Nevada had not automatically converted into shares of the common stock of PSI Delaware within 120 days after the original issuance date of the preferred stock, each holder of then outstanding shares of preferred stock would have been entitled to receive, when, as and if declared by the board of directors of PSI Nevada, non-cumulative cash dividends, accruing on a daily basis from the end of such 120 day period, through and including the date on which such dividends would have been paid, at the annual rate of 2% of the liquidation preference per share of the preferred stock.

ANTI-TAKEOVER STATUTES

Business Combination Statute

Nevada law generally prohibits an interested shareholder from engaging in a business combination with a corporation that has at least 200 shareholders of record and has a class of voting securities registered with the SEC for three years after the person first became an interested shareholder unless the combination or the transaction is approved by the board of directors before the person first became an interested shareholder. An interested shareholder is (1) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (2) an affiliate or associate of the corporation that, at any time within the past three years, was an interested shareholder of the corporation. However, these provisions of Nevada law did not apply to PSI Nevada prior to the reverse recapitalization transaction, as PSI Nevada did not have 200 of more shareholders of record.

A Nevada corporation may elect not to be governed by these provisions in its original articles of incorporation, or it may adopt an amendment to its articles of incorporation expressly electing not to be governed by these provisions, if such amendment is approved by the affirmative vote of a majority of the disinterested shares entitled to vote.

The Nevada Articles provided that, generally, the affirmative vote of at least 2/3 of the outstanding shares of the common stock of PSI Nevada by shareholders of PSI Nevada other than the related person, is required for the approval or authorization of any business combination with any related person. Such voting requirements will not be applicable, however, if specific conditions outlined in the Nevada Articles are met.

Delaware law provides for a similar three year prohibition on business combinations with interested shareholders, except the prohibition is limited to corporations with securities that are either listed on a national securities exchange, designated as national market system securities on an interdealer quotation system by the Financial Industry Regulatory Authority or held of record by more than 2,000 shareholders. Delaware law also generally defines an interested shareholder as the beneficial owner of 15% or more of a company’s stock, which is higher than the 10% threshold set by Nevada Law. Further, unlike Nevada law, under Delaware law the moratorium will not apply if the business combination is approved by the holders of 2/3 of the company’s voting stock not owned by the interested shareholder.

The comparable provisions of Delaware law (Section 203 of the General Corporation Law of the State of Delaware) is substantially the same as the described provisions of Nevada law regarding the ability of a company to elect not to be governed by the provision of state law regarding business combinations.

The Delaware Certificate contains a provision irrevocably expressly electing not be governed by Section 203 of the General Corporation Law of the State of Delaware.

Provision	Nevada Law	Delaware Law

Control Share Acquisition Statute

Nevada law limits the rights of persons acquiring a controlling interest in a Nevada corporation with 200 or more shareholders of record, at least 100 of whom have Nevada addresses appearing on the stock ledger of the corporation, and that does business in Nevada directly or through an affiliated corporation. Under Nevada law, an acquiring person that acquires a controlling interest in such a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested shareholders of the corporation at a special or annual meeting of the shareholders. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any shareholder, other than the acquiring person, that does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares.

The control share acquisition statute does not apply if the corporation opts out of such provision in the articles of incorporation or bylaws in effect on the tenth day following the acquisition of a controlling interest by an acquiring person.

The Nevada Bylaws were amended and restated in connection with the reverse recapitalization transaction to expressly provide that the provisions of Nevada law regarding the acquisition of a controlling interest would not apply to PSI Nevada. However, these provisions of Nevada law did not apply to PSI Nevada prior to the reverse recapitalization transaction, as PSI Nevada did not have 200 or more shareholders of record. Accordingly, the adoption of such provision in the Nevada Bylaws did not affect the reverse recapitalization.

Delaware law does not have a control share acquisition statute.

Provision	Nevada Law	Delaware Law

AMENDMENTS TO CHARTER AND BYLAWS

Amendments to the Charter

Under Nevada law, subject to certain exceptions, in order for a corporation to amend its articles of incorporation, its board of directors must first adopt a resolution setting forth the amendment proposed and either call a special meeting of the shareholders entitled to vote on the amendment or direct that the proposed amendment be considered at the next annual meeting of the shareholders entitled to vote on the amendment. At the meeting, a vote of the shareholders entitled to vote must be taken for and against the proposed amendment. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, such amendment must be approved by the holders of shares representing a majority of the voting power of such class. Whenever the articles of incorporation require for action the vote of a greater number or proportion than is required by Nevada law, the provision of the articles of incorporation requiring such greater vote shall not be altered, amended or repealed except by such greater vote. If shareholders with voting power over a sufficient number of shares have voted in favor of the amendment, an officer of the corporation will sign a certificate setting forth the amendment, or setting forth the articles of incorporation as amended, and the vote by which the amendment was adopted. Finally, the signed certificate must be filed with the Secretary of State of Nevada.

The Nevada Articles provided that the board of directors of PSI Nevada reserved the right at any time, and from time to time, to adopt a resolution proposing to amend, alter, change or repeal any provision in the Nevada Articles, and to add any other provisions authorized by Nevada law. We received shareholder approval to amend this provision of the Nevada Articles on August 25, 2011, to require the vote of the holders of at least 80% of the voting power of the shares entitled to vote generally in the election of directors to amend, alter or repeal, or to adopt any provision inconsistent with, Article Eighth, Tenth or Fourteenth of the Nevada Articles. This amendment was effective following the filing of a certificate of amendment with the Secretary of State of Nevada on August 26, 2011. Following the amendment to this provision of the Nevada Articles, this provision was consistent with the comparable provision of the Delaware Certificate, except that the 80% threshold requirement applies to additional provisions in the Delaware Certificate that do not appear in the Nevada Articles.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law.

The Delaware Certificate provides that the board of directors of PSI Delaware may adopt a resolution proposing to amend, alter, change or repeal any provision contained in the Delaware Certificate. An affirmative vote of the holders of at least 80% of the voting power of the shares entitled to vote generally in the election of directors is required to amend, alter or repeal, or to adopt any provision inconsistent with, Article Fifth, Sixth, Seventh, Eighth or Ninth of the Delaware Certificate. An affirmative vote of the holders of a majority of the voting power of the shares entitled to vote generally in the election of directors is required to amend any other provisions of the Delaware Certificate. This provision is consistent with the Nevada Articles after the amendment to the comparable provision of the Nevada Articles.

Immediately following the consummation of the migratory merger, no shares of preferred stock are outstanding and, accordingly, no separate approval of any class of capital stock (other than PSI Delaware’s common stock) is required.

Provision	Nevada Law	Delaware Law

In addition, the certificate of designation for the preferred stock provided that, so long as the preferred stock was in existence, the Nevada Articles could not be amended without the consent of the holders (other than holders who are directors and officers of PSI Nevada) of at least 66 2/3% of the shares of preferred stock outstanding (excluding any shares held by directors or officers of PSI Nevada).

Amendments to the Bylaws

Under Nevada law, unless otherwise prohibited by any bylaw adopted by the shareholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the shareholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

The Nevada Articles provided that the board of directors of PSI Nevada had the power to make, adopt, alter, amend and repeal the Nevada Bylaws, subject to the right of the shareholders to adopt, alter, amend and repeal bylaws by the vote of the holders of not less than 2/3 of the outstanding shares of stock entitled to vote upon the election of directors.

In addition, the certificate of designation for the preferred stock provided that, so long as the preferred stock was in existence, the Nevada Bylaws could not be amended without the consent of the holders (other than holders who are directors and officers of PSI Nevada) of at least 66 2/3% of the shares of preferred stock outstanding (excluding any shares held by directors or officers of PSI Nevada).

Unlike Nevada law that grants this power to the directors of a corporation (and also allows for this power to be exclusively held by such directors), under Delaware law, the power to adopt, amend or repeal bylaws is granted to the shareholders entitled to vote. Although a Delaware corporation may also confer the power to adopt, amend or repeal bylaws upon its directors, the fact that such power has been so conferred upon the directors does not divest the shareholders of the power, nor limit their power to adopt, amend or repeal bylaws.

The Delaware Certificate provides that the board of directors of PSI Delaware is expressly authorized to make, alter, amend or repeal the bylaws. The bylaws may also be altered, amended, or repealed, or new bylaws may be adopted by a majority vote of the shareholders entitled to vote generally in the election of directors at an annual or special meeting of shareholders. The board of directors does not have the power to amend, alter or repeal, or to adopt any provision inconsistent with, any bylaw adopted by the shareholders.

Immediately following the consummation of the migratory merger, no shares of preferred stock are outstanding and, accordingly, no separate approval of any class of capital stock (other than PSI Delaware’s common stock) is required.

Provision	Nevada Law	Delaware Law

MISCELLANEOUS

Interested Party Transactions

Under Nevada law, a contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other organization in which one or more of its directors or officers are directors or officers, or are financially interested, is not void or voidable solely for that reason, if one or more of the following circumstances exist: (1) the director’s or officer’s interest is known to the board of directors or shareholders and the transaction is approved by the board or shareholders in good faith without counting the vote or votes of the interested director or officer; (2) the common interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of shareholders; (3) the common interest is not known to the director or officer at the time the transaction is brought before the board; or (4) the transaction is fair to the corporation at the time it is authorized or approved.

The Nevada Articles and Nevada Bylaws conformed to the statutory rules.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law regarding interested party transactions, except that in Delaware, the fact that the common interest is not known to the director or officer at the time the transaction is brought before the board is not sufficient to overcome the presumption that such a transaction is void or voidable solely because it is an interested party transaction.

The Delaware Bylaws conform to the statutory rules.

Authorization of Capital Stock

Under Nevada law, if a corporation desires to have more than one class or series of stock, the articles of incorporation must prescribe, or vest authority in the board of directors to prescribe, the classes, series and the number, and the voting powers, designations, preferences, limitations, restrictions and relative rights, of each class or series of stock. If more than one class or series of stock is authorized, the articles of incorporation or the resolution of the board of directors passed pursuant to a provision of the articles must prescribe a distinguishing designation for each class and series. The voting powers, designations, preferences, limitations, restrictions, relative rights and distinguishing designation of each class or series of stock must be described in the articles of incorporation or the resolution of the board of directors before the issuance of shares of that class or series.

The Nevada Articles provided that the board of directors of PSI Nevada is authorized to provide for the issuance of the shares of preferred stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designations, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions or each such series.

The comparable provision of Delaware law is substantially the same as the described provision of Nevada law. The Delaware Certificate provides substantially the same rights as the Nevada Articles.

Provision	Nevada Law	Delaware Law

Anti-Dilution

The preferred stock of PSI Nevada was subject to full-ratchet anti-dilution protection whereby, upon the issuance (or deemed issuance) of shares of the common stock of PSI Nevada at a price below the then-current conversion price of the preferred stock (but not based upon the trading price of the common stock of PSI Nevada), subject to specified exceptions, the conversion price of the preferred stock would have been reduced to the effective price of the common stock of PSI Nevada so issued (or deemed to be issued). The conversion price of the preferred stock was also subject to adjustments for non-cash dividends, distributions, stock splits or other subdivisions or reclassifications of the common stock of PSI Nevada.

Immediately following the consummation of the migratory merger, no shares of the preferred stock of PSI Nevada will be outstanding.

Appraisal Rights

Under Nevada law, a shareholder of a Nevada corporation, with certain exceptions, has the right to dissent from, and to obtain payment of the fair value of his shares in the event of: (1) a merger or plan of exchange to which the corporation is a party if the shareholder is entitled to vote on such merger or plan of exchange; and (2) any corporate action taken pursuant to a vote of the shareholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or non-voting shareholders are entitled to dissent and obtain payment for their shares.

The Nevada Articles and the Nevada Bylaws do not contain any provisions regarding appraisal rights.

Although the appraisal process operates differently, the comparable provision of Delaware law provides substantially the same rights as the described provision of Nevada law.

The Delaware Certificate and the Delaware Bylaws do not contain any provisions regarding appraisal rights.

Additional information regarding the differences between the bylaws of the Company as a Nevada corporation prior to the consummation of the migratory merger and the bylaws of the Company as a Delaware corporation following the consummation of the migratory merger was set forth in Item 5.03 of the Company’s Current Report on Form 8-K, dated April 29, 2011, filed with the Securities and Exchange Commission (the “Commission”) on August 19, 2011, and is hereby incorporated by reference.

Copies of our articles of incorporation and bylaws as a Delaware corporation are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At a special meeting of the shareholders of the Company held on August 25, 2011, the Company’s shareholders (1) approved the migratory merger and approved and adopted the Agreement and Plan of Merger by and between Power Solutions International, Inc., a Nevada corporation, and Power Solutions International, Inc., a Delaware corporation; (2) approved a proposal to amend the Company’s articles of incorporation prior to the migratory merger to (i) declassify the Company’s board of directors, (ii) provide that directors could be removed, with or without cause, by two-thirds of the total voting power of the outstanding capital stock of the Company and (iii) provide that vacancies on the Company’s board of directors resulting from the removal of a director could only be filled by the shareholders of the Company; (3) approved a proposal to amend the Company’s articles of incorporation prior to the migratory merger to permit the holders of shares of the Company’s capital stock having a majority of the total votes represented by the outstanding shares of the Company’s capital stock to act by written consent; and (4) approved a proposal to amend the Company’s articles of incorporation prior to the migratory merger to require the vote of the holders of at least 80% of the voting power of the shares entitled to vote generally in the election of directors to amend, alter or repeal, or to adopt any provision inconsistent with, Article Eighth, Article Tenth or Article Fourteenth of the Company’s articles of incorporation prior to the migratory merger.

More specifically, at the special meeting, 10,013,333 shares of the Company’s common stock (which represented 92.97% of the Company’s issued and outstanding common stock as of August 9, 2011, the record date for the special meeting) and 110,235.90289 shares of the Company’s Series A Convertible Preferred Stock (which represented 96.73% of the Company’s issued and outstanding Series A Convertible Preferred Stock as of the record date for the special meeting), each with approximately 335 votes per share, were voted in favor of each of the proposals described above, and no shares of the Company’s common stock or Series A Convertible Preferred Stock were voted against, or as abstentions on, any of the proposals described above. Accordingly, an aggregate of 46,919,151 votes were cast in favor of each of the proposals, representing 95.9% of the votes that could have been cast by the holders of all of the outstanding shares of the Company’s common stock and Series A Convertible Preferred Stock as of the record date for the special meeting.

Item 7.01	Regulation FD Disclosure

On August 26, 2011, Power Solutions International, Inc., a Nevada corporation, merged with and into its wholly owned subsidiary, Power Solutions International, Inc., a Delaware corporation, pursuant to an Agreement and Plan of Merger between Power Solutions International, Inc., a Delaware corporation, and Power Solutions International, Inc., a Nevada corporation. Power Solutions International, Inc., a Delaware corporation, continued as the surviving entity of the migratory merger. Pursuant to the migratory merger, the Company changed its state of incorporation from Nevada to Delaware and each 32 shares of its common stock converted into one share of common stock of the surviving entity in the migratory merger, thereby effecting a 1-for-32 reverse stock split of the Company’s common stock. No dissenters’ rights were exercised by any of the Company’s stockholders in connection with the migratory merger.

In addition, upon the consummation of the migratory merger (including the reverse split of the Company’s common stock effected thereby), each issued and outstanding share of the Company’s Series A Convertible Preferred Stock automatically converted into a number of shares of the Company’s common stock equal to $1,000 divided by $12.00, the conversion price then in effect. Accordingly, the 113,960.90289 then-issued and outstanding shares of the Company’s Series A Convertible Preferred Stock automatically converted into an aggregate of 9,496,753 shares of the Company’s common stock pursuant to the terms of the certificate of designation for the Series A Convertible Preferred Stock. Any stockholder of the Company that was otherwise entitled to a fraction of a share of the Company’s common stock (after aggregating all fractional shares of the Company’s common stock to be received by such holder as a result of the reverse split) received an additional share of the Company’s common stock (i.e., the aggregate number of shares of the Company’s common stock issued to a stockholder resulting from the reverse split was rounded up to the nearest whole number). The reverse split did not affect the number of authorized shares of capital stock of the Company or the par value of the Company’s common stock.

Further, upon the consummation of the migratory merger (including the reverse split effected thereby), the warrants issued to the holders of the Series A Convertible Preferred Stock in connection with the private placement of the preferred stock became fully exercisable for an aggregate of 1,500,009 shares of the Company’s common stock at an exercise price of $13.00 per share, as adjusted for the reverse stock split and subject to further adjustment as set forth in the warrants, and the warrant issued to Roth Capital Partners, LLC, as compensation for its role as placement agent in connection with the private placement, became fully exercisable for an aggregate of 105,000 shares of the Company’s common stock at an exercise price of $13.20 per share, as adjusted for the reverse stock split and subject to further adjustment as set forth in the warrant issued to Roth Capital Partners, LLC.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit Description

3.1	Certificate of Incorporation of Power Solutions International, Inc., a Delaware corporation, originally filed with the Secretary of State of the State of Delaware on August 12, 2011 (incorporated by reference from Exhibit 3.4 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed August 19, 2011).

3.2	Bylaws of Power Solutions International, Inc., a Delaware corporation, adopted August 12, 2011 (incorporated by reference from Exhibit 3.5 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 filed August 19, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Solutions International, Inc.

Date: August 30, 2011	By:	/s/ Thomas J. Somodi
		Name:	Thomas J. Somodi
		Title:	Chief Operating Officer and Chief Financial Officer